SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2013

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Conditions

On February 26, 2013, priceline.com Incorporated (“priceline.com”, the "Priceline Group" or the “company”) announced its financial results for the 4th quarter and full-year ended December 31, 2012.  The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of priceline.com’s consolidated balance sheet at December 31, 2012, consolidated statements of operations for the three and twelve months ended December 31, 2012 and consolidated statement of cash flows for the twelve months ended December 31, 2012, are included in the financial and statistical supplement attached to the press release.  The consolidated balance sheet at December 31, 2012, consolidated statements of operations for the three and twelve months ended December 31, 2012 and consolidated statement of cash flows for the twelve months ended December 31, 2012 shall be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, but all other information in the press release shall be treated as "furnished".

Item 9.01.           Financial Statements and Exhibits

(d) Exhibits

99.1
Press release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on February 26, 2013 relating to, among other things, its 4th quarter and year-ended December 31, 2012 earnings. The consolidated balance sheet at December 31, 2012 and consolidated statement of operations for the three and twelve months ended December 31, 2012 and consolidated statement of cash flows for the twelve months ended December 31, 2012 shall be treated as “filed” for the purposes of the Securities and Exchange Act of 1934, as amended, and the remaining information shall be treated as “furnished.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Daniel J. Finnegan
	Name:	Daniel J. Finnegan
	Title:	Chief Financial Officer

Date:  February 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on February 26, 2013 relating to, among other things, its 4th quarter and year-ended December 31, 2012 earnings. The consolidated balance sheet at December 31, 2012 and consolidated statement of operations for the three and twelve months ended December 31, 2012 and consolidated statement of cash flows for the twelve months ended December 31, 2012 shall be treated as “filed” for the purposes of the Securities and Exchange Act of 1934, as amended, and the remaining information shall be treated as “furnished.”

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